CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Fund (the "Registrant"), certify that, to the best of my knowledge:

         1. The Form N-CSR of the Registrant for the period ended August 31, 2005 (the "Report") fully complies with the requirements of
                Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
:

Date:    NOVEMBER 3, 2005                        /S/ JAMES D. DONDERO
     ----------------------            -----------------------------------------
                                       James D. Dondero, Chief Executive Officer
                                       (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Fund (the "Registrant"), certify that, to the best of my knowledge:

         1. The Form N-CSR of the Registrant for the period ended August 31, 2005 (the "Report") fully complies with the requirements of
                Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    NOVEMBER 3, 2005                      /S/ M. JASON BLACKBURN
     ----------------------          -------------------------------------------
                                     M. Jason Blackburn, Chief Financial Officer
                                     (principal financial officer)